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                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Registration Statement on Form S-3 of our report dated March 6, 1999 relating to the Financial Statements of United Leisure Corporation and Subsidiaries which appears in such Registration Statement. We also consent to the reference to us under the heading "exports".




                                        HOLLANDER, LUMER & CO. LLP


Los Angeles, California
February 11, 2000

ULS-3 CONSENT